UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	NMRK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Newmark Group, Inc. Long Term Incentive Plan

On October 17, 2024, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Newmark Group, Inc. (the “Company”), the Company’s stockholders approved the Amended and Restated Newmark Group, Inc. Long Term Incentive Plan (the “Equity Plan”), which reflects amendments to the Newmark Group, Inc. Long Term Incentive Plan including: (i) amendments to the definition of a “Change in Control” and related provisions of the Equity Plan to more closely align with the Company’s existing corporate agreements and to provide enhanced flexibility to the Board of Directors of the Company (the “Board”) with respect to Change in Control vesting rights; (ii) amendments to the performance-based award considerations in the Equity Plan to more closely align with the Company’s compensation philosophy and practices as discussed in the Compensation Discussion and Analysis section of its definitive proxy statement for the Annual Meeting, filed September 6, 2024 (the “Annual Meeting Proxy Statement”); (iii) increasing the aggregate number of shares of the Company’s Class A common stock that may be delivered or cash settled pursuant to awards granted during the life of the Equity Plan by 100 million to a total of 500 million shares; and (iv) certain other nonmaterial changes to the Equity Plan to take into account current laws and regulations, including updating language and references in light of various amendments to the U.S. Internal Revenue Code of 1986 (the “Code”). The Equity Plan was approved by the Board and Compensation Committee of the Board of the Company (the “Compensation Committee”).

For a description of the terms and conditions of the Equity Plan as approved by the Company’s stockholders at the Annual Meeting, see “Description of the Amended and Restated Equity Plan” under “Proposal 5 – Approval of the Amended and Restated Newmark Group, Inc. Long Term Incentive Plan” in the Annual Meeting Proxy Statement, which description is incorporated by reference herein. The description of the Equity Plan contained in the Annual Meeting Proxy Statement is qualified in its entirety by reference to the full text of the Equity Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Amended and Restated Newmark Group, Inc. Incentive Bonus Compensation Plan

The Board and Compensation Committee approved the Amended and Restated Newmark Group, Inc. Incentive Bonus Compensation Plan (the “Bonus Plan”), which reflects amendments to the Newmark Group, Inc. Incentive Bonus Compensation Plan including: (i) amendments to the performance-based award considerations in the Bonus Plan to more closely align with the Company’s compensation philosophy and practices as discussed in the Compensation Discussion and Analysis section of the Annual Meeting Proxy Statement; (ii) changing the choice of law provision under the Bonus Plan to New York law; and (iii) certain other nonmaterial changes to the Bonus Plan to take into account current laws and regulations, including updating language and references in light of various amendments to the Code.

The description of the Bonus Plan contained in this Item 5.02 is qualified in its entirety by reference to the full text of the Bonus Plan, a copy of which is filed as Exhibit 10.2 to this Form 8-K and incorporated by reference herein.

Amended and Restated Newmark Holdings, L.P. Participation Plan

The Board and Compensation Committee approved the Amended and Restated Newmark Holdings, L.P. Participation Plan (the “Participation Plan”), which reflects amendments to the Newmark Holdings, L.P. Participation Plan including: (i) eliminating the automatic termination of the Compensation Committee’s authority to grant awards under the Participation Plan ten years after adoption of the Participation Plan and instead providing that such authority continues until the Board chooses to terminate the Participation Plan; and (ii) certain other nonmaterial changes to the Participation Plan to take into account current laws and regulations, including updating language and references in light of various amendments to the Code.

The description of the Participation Plan contained in this Item 5.02 is qualified in its entirety by reference to the full text of the Participation Plan, a copy of which is filed as Exhibit 10.3 to this Form 8-K and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2024, at the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (as so amended and restated, the “Second Amended and Restated Certificate of Incorporation”) to add a provision exculpating certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law. On October 17, 2024, the Company filed the Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware. It was effective upon filing.

For a description of the Second Amended and Restated Certificate of Incorporation as approved by the Company’s stockholders at the Annual Meeting, see “Proposal 4 – Approval of the Amendment and Restatement of the Company’s Amended and Restated Certificate of Incorporation to Provide for Officer Exculpation to the Extent Permitted Under Delaware Law” in the Annual Meeting Proxy Statement, which description is incorporated by reference herein. The description of the Second Amended and Restated Certificate of Incorporation contained in the Annual Meeting Proxy Statement is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on October 17, 2024. The following matters were voted on at the Annual Meeting:

(1)	The election of four directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

(2)	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

(3)	The approval, on an advisory basis, of executive compensation;

(4)	The approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to provide for officer exculpation to the extent permitted under Delaware law; and

(5)	The approval of the amendment and restatement of the Company’s Long Term Incentive Plan.

For more information about the foregoing proposals, see the Annual Meeting Proxy Statement.

At the Annual Meeting, holders of the Company’s Class A common stock were entitled to one vote per share, holders of the Company’s Class B common stock were entitled to 10 votes per share, and the two classes voted together as a single class on each of the matters submitted to a vote of stockholders. The aggregate number of Class A and Class B votes cast for and against and withheld votes, abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors

Directors	For	Withheld	Broker Non-votes
Howard W. Lutnick	269,536,788	34,702,301	29,680,243
Virginia S. Bauer	230,385,486	73,853,603	29,680,243
Kenneth A. McIntyre	247,924,679	56,314,410	29,680,243
Jay Itkowitz	262,981,882	41,257,207	29,680,243

The four nominees were elected to the Board and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.

Proposal 2 – Ratification of appointment of independent registered public accounting firm

For	Against	Abstain
329,156,571	4,689,823	72,938

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal 3 – Approval, on an advisory basis, of executive compensation

For	Against	Abstain	Broker Non-Votes
221,810,165	81,635,660	793,264	29,680,243

Stockholders approved, on an advisory basis, the Company’s executive compensation.

Proposal 4 – Approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to provide for officer exculpation to the extent permitted under Delaware law

For	Against	Abstain	Broker Non-Votes
256,655,290	47,471,854	111,945	29,680,243

Stockholders approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation.

Proposal 5 – Approval of the amendment and restatement of the Company’s Long Term Incentive Plan

For	Against	Abstain	Broker Non-Votes
221,708,217	81,930,221	600,651	29,680,243

Stockholders approved the amendment and restatement of the Company’s Long Term Incentive Plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of Newmark Group, Inc.
10.1	Amended and Restated Newmark Group, Inc. Long Term Incentive Plan
10.2	Amended and Restated Newmark Group, Inc. Incentive Bonus Compensation Plan
10.3	Amended and Restated Newmark Holdings, L.P. Participation Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: October 18, 2024	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Executive Chairman

[Signature Page to Form 8-K regarding actions taken at the Newmark Group, Inc. 2024

Annual Meeting of Stockholders]

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